UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 7, 2005



                          LIFE SCIENCES RESEARCH, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Maryland                       0-33505                 52-2340150
       --------                       -------                --------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                         Identification No.)



           P.O. BOX 2360, METTLERS ROAD, EAST MILLSTONE, NJ 08875-2360
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 732-649-9961



                                 Not Applicable
                            -------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Transfer of Listing.

On September 7, 2005, LSR issued a press release announcing that its listing on the New York Stock Exchange has been postponed. A copy of the press release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

99.1     Press Release dated September 7, 2005


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 7, 2005                         LIFE SCIENCES RESEARCH, INC.


                                          By:      /s/ Richard Michaelson
                                          Name:    Richard A. Michaelson
                                          Title:   Chief Financial Officer

                                  Exhibit Index



Exhibit No.       Description


99.1     Press Release dated September 7, 2005.